FOR IMMEDIATE RELEASE McCormick Advances Flavor Leadership in Mexico Signs Agreement to Acquire Controlling Interest in McCormick de Mexico Expands Presence in Condiment and Sauces in Emerging Markets Expects Net Sales, Adjusted Operating Margin, and Adjusted EPS Accretion in the First Year HUNT VALLEY, Md., Aug. 21, 2025 - McCormick & Company Inc. (NYSE: MKC) (the “Company”), a global leader in flavor, today announced that it has signed a definitive agreement, subject to customary closing and regulatory conditions, with Grupo Herdez to acquire an additional 25% ownership interest in McCormick de Mexico, a joint venture formed in 1947, for $750 million. The acquisition will increase McCormick’s ownership to 75%, creating opportunities for further growth in the Mexican market. Additionally, the transaction provides a strategic platform for further expansion in Latin America. McCormick de Mexico is a prominent food company in Mexico, with a broad portfolio, including mayonnaise, spices, marmalades, mustard, hot sauce, and tea, sold under McCormick brands. “This marks the beginning of an exciting new chapter for McCormick in Mexico. With this expanded ownership, we will advance our global flavor leadership and increase our presence in condiments and sauces” said Brendan M. Foley, Chairman, President, and Chief Executive Officer. “The McCormick brand has been a household staple in Mexico for 78 years, with market leadership in high-growth categories, most notably in mayonnaise. In addition, the brand commands strong loyalty among Mexican consumers and foodservice operators. The strength of the brand and its remarkable track record combined with our differentiated global flavor expertise and capabilities will enable us to drive further growth in Mexico, an attractive and high growth market.” Mr. Foley continued, “We have had a long and successful partnership with Grupo Herdez, and we look forward to continuing our collaboration. With the expanded ownership of McCormick de Mexico, we plan to build upon their strong results by leveraging our combined expertise in category management, insight-driven innovation as well as best-in-class marketing to expand in adjacent categories and increase channel penetration. Additionally, this transaction creates a strategic platform for scaling our operations and distribution across Latin America, consistent with the strategic plans we laid out at Investor Day.” “We are proud of the nearly 80 years of productive partnership we have built with McCormick, and this transaction marks an exciting evolution of our relationship,” said Héctor Hernández-Pons Torres, Chairman and Chief Executive Officer of Grupo Herdez. “This milestone will enable the McCormick brand, with its rich heritage and diverse flavor portfolio, to reach even more consumers across Latin America. With McCormick’s extensive expertise in herbs and spices, condiments and sauces and global flavor leadership, we are excited to capitalize on new opportunities and achieve even greater success together.”

McCormick de Mexico’s annual net sales are approximately $810 million1 and are expected to grow in the mid-single digits range. McCormick de Mexico’s product portfolio consists primarily of Mayonnaise, one of its flagship products. McCormick Mayonesa con Jugo de Limones is the most widely recognized brand, distinguished by its creamy texture with the extra zing of lime, and unique flavor profile loved by Mexican consumers. In addition, the portfolio includes other beloved products sold under the McCormick brand. The strength of the brand combined with McCormick’s global capabilities creates additional growth opportunities through category expansion, increased household penetration, and channel expansion in Mexico and across Latin America. 1Net Sales exclude McCormick de Mexico’s export sales. McCormick Anticipates the Expanded Ownership in McCormick de Mexico Will Drive Long-Term Shareholder Value • Increases the breadth and reach of the condiments and sauces portfolio: McCormick de Mexico’s market leadership solidifies mayonnaise as a core product of McCormick’s condiments and sauces portfolio in Mexico. Furthermore, Mexican consumers' strong affinity for the McCormick brand, particularly McCormick Mayonesa, a kitchen staple tied to traditional recipes, presents an opportunity to connect with contemporary cuisines and drive further growth. The transaction will expand the global condiments and sauces portfolio, increasing its contribution to Net Sales from 14% to 22%, following the close. • Drives growth through leveraging expanded ownership in Mexico, a high growth emerging market: Mexico presents a compelling opportunity with its growing demographics, culinary heritage, and evolving consumer preferences. As the second largest economy in Latin America, Mexico has a growing middle class with increasing income, fueling consumption growth. This dynamic combined with a population eager to explore new flavors and global culinary trends, creates greater growth opportunities for McCormick’s broad flavor portfolio. Furthermore, its strategic location provides further opportunities for expansion into Latin America. • Accretive to sales growth and operating profit margin: McCormick de Mexico has a history of strong sales growth and an attractive margin profile, which will be accretive as they will be fully consolidated into total McCormick’s financial results, following the close of the transaction. In addition, 25% of McCormick de Mexico’s Net Income, associated with Grupo Herdez’s ownership, will be eliminated and reflected in Total Unconsolidated Income. The transaction is expected to be accretive to adjusted earnings per share in the first year. Financial Terms McCormick has entered into a definitive agreement, subject to customary closing and regulatory conditions, to acquire an additional 25% ownership interest in McCormick de Mexico, for $750 million, increasing its ownership to a controlling 75%. The transaction represents an acquisition multiple of approximately 12 times 2025 EBITDA and annual recurring management fees. The transaction is expected to be completed early in fiscal 2026 and will be financed with a combination of cash on hand and debt, with minimal impact to the Company’s Net Debt to Adjusted EBITDA ratio. The company will incur certain transaction costs that will impact earnings per share.

Conference Call and Webcast Brendan Foley, Chairman, President and Chief Executive Officer and Marcos Gabriel, Executive Vice President & CFO, will host a conference call today, at 8:30 AM ET to discuss this announcement with the financial community. The conference call can be accessed by dialing 877-407-8291 (U.S. toll-free) or +1 201-689-8345 (International). A replay of the call will be available until September 11, 2025 at 12:00 AM ET by dialing 877-660-6853 (U.S. toll-free) or +1 201-612-7415 (International) and by entering the passcode 13755478. The webcast and accompanying presentation of the conference call will be available on McCormick’s website ir.mccormick.com prior to the start of the call. Advisors Goldman Sachs and Creel are serving as financial advisor and legal counsel, respectively, to McCormick in connection with the transaction. Forward-looking Information Certain information contained in this press release that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “may”, “will,” “expect” “anticipate”, “believe” and “plan.” The forward-looking statements contained in this press release include, without limitation, statements related to: the expected impact of the acquisition of an additional 25% ownership interest in McCormick de Mexico, including among others, on McCormick’s net sales, earnings performance and other financial measures, including the effect of transaction and integration costs; expectations regarding McCormick’s condiment and sauces portfolio; McCormick de Mexico’s growth potential, including brand marketing support, product innovation and customer, category, and channel expansion; expectations regarding expansion into Latin America; the realization of anticipated sales growth, adjusted operating margin expansion and adjusted earnings per share accretion from the acquisition; and the ability to create shareholder value through acquisitions. These and other forward-looking statements are based on management's current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: risks associated with acquisitions generally, such as the failure to retain key employees of McCormick de Mexico; issues or delays in the successful integration of McCormick de Mexico’s operations with those of McCormick; future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; unfavorable reaction to the acquisition by customers, competitors, suppliers and employees; conditions affecting the industry generally; local and global political and economic conditions; unexpected events or public health crisis; the effects of the increased levels of debt service following the McCormick de Mexico acquisition as well as the effects that such increased debt service may have on McCormick’s ability to borrow or the cost of such additional borrowing, our credit rating, and our ability to react to certain economic and industry conditions; and other risks described in the company's filings with the Securities and Exchange Commission, including McCormick’s Annual Report on Form 10-K for the year ended November 30, 2024 and Quarterly Reports on Form 10-Q for each of the quarters in the six months ended May 31, 2025.Actual results could differ materially from those projected in the forward-looking statements. The company undertakes no obligation to update or revise publicly, any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. About McCormick McCormick & Company, Incorporated is a global leader in flavor. With over $6.7 billion in annual sales across 150 countries and territories, we manufacture, market, and distribute herbs, spices, seasonings, condiments and flavors to the entire food and beverage industry including retailers, food manufacturers and foodservice businesses. Our most popular brands with trademark registrations include McCormick, French’s, Frank’s RedHot, Stubb’s, OLD BAY, Lawry’s, Zatarain’s, Ducros, Vahiné, Cholula, Schwartz, Kamis, DaQiao, Club House, Aeroplane, Gourmet Garden, FONA and Giotti. The breadth and reach of our portfolio uniquely position us to capitalize on the consumer demand for flavor in every sip and bite, through our products and our customers' products. We operate in two segments, Consumer and Flavor Solutions, which complement each other and reinforce our differentiation. The scale, insights, and technology that we leverage from both segments are meaningful in driving sustainable growth. Founded in 1889 and headquartered in Hunt Valley, Maryland USA, McCormick is guided by our principles and committed to our Purpose – To Stand Together for the Future of Flavor. McCormick envisions A World United by Flavor where healthy, sustainable, and delicious go hand in hand. To learn more, visit: www.mccormickcorporation.com or follow McCormick & Company on Instagram and LinkedIn. About Grupo Herdez® Proudly, we are the Mexican food company with the longest history in the country. Since 1914, we have brought the best of our gastronomy and the flavors of the world to Mexican families, and we have brought the best of the flavors of Mexico to the world. We have been listed on the Mexican Stock Exchange since 1991 and our purpose is to be a worthy representative of the recipes and ingredients of our cuisine on a global level, working committed to the social and environmental needs of the places where we operate. We are leaders in the processed food sector and an important player in the ice cream category in Mexico, in addition to having a solid presence in the United States through MegaMex, as leaders in the production and marketing of guacamole, as well as in the categories of sauces and frozen Mexican food, in the American Union. We have a broad portfolio of more than 1,500 products, with which we provide solutions to the daily lives of our consumers, by offering them variety and convenience for different lifestyles in the categories of tuna, spices, guacamole, ice cream, mayonnaise, jams, honey, mole, mustard, pasta, organic products, crushed tomatoes, homemade sauces, ketchup sauce, tea, canned vegetables and many more. These products are marketed through an exceptional portfolio of brands, including Aires de Campo®, Barilla®, Blasón®, Búfalo®, Cielito Querido Café®, Del Fuerte®, Doña María®, Embasa®, Frank's®, French's®, Helados Nestlé®, Herdez®, Libanius®, McCormick®, Moyo®, Nutrisa® and Yemina®. We align our sustainability strategy with 7 Sustainable Development Goals of the 2030 Agenda of the United Nations, being signatories of the Global Compact since 2012. This vision of contributing to the well-being of people, communities and the planet is shared with a great team of more than 12,000 employees, and executed through a solid infrastructure that includes 15 production plants, 29 distribution centers and around 574 points of sale of our brands Cielito Querido Café®, Chilim Balam®, Moyo® and Nutrisa ®. For more information, visit http://www.grupoherdez.com.mx or follow us on: FB: /GrupoHerdezMX TW: @GrupoHerdezMX LI: /Grupo-Herdez IG:@grupoherdezmx

# # # For information contact: Investor Relations: Faten Freiha - faten_freiha@mccormick.com Global Communications: Lori Robinson - lori_robinson@mccormick.com